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                                                                  EXHIBIT 23(1)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 of our report dated January 26, 1996 included in MidAmerican Energy Company's Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this Post-Effective Amendment.



                                                  /s/ Arthur Andersen LLP
                                                   ARTHUR ANDERSEN LLP

Chicago, Illinois
December 2, 1996